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                                                                   EXHIBIT 10.18

                              OFFICE BUILDING LEASE


1. PARTIES. This Lease, dated, for reference purposes only, JANUARY 6, 2000 is made by and between RICHARD AND DENISE BERGMANN (herein called "lessor") and BRIGHTWARE, INC., A DELAWARE CORPORATION (herein called "Lessee").

2. PREMISES. Lessor does hereby lease to Lessee and Lessee hereby leases from Lessor that certain office building (herein called "Premises") indicated on Exhibit "A" attached hereto and by reference made a part hereof, said Premises being agreed, for the purpose of this Lease, to have an area of approximately 30,488 RENTABLE SQUARE FEET and being situated at that certain Building known as 1401 LOS GAMOS, SAN RAFAEL. The entire building at 1401 Los Gamos shall be known as THE PREMISES.

      Said Lease is subject to the terms, covenants and conditions herein set forth and the Lessee covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

3. TERM. The term of this Lease shall be for 120 months commencing on SEPTEMBER 1, 2000 and ending AUGUST 31, 2010.

4.    POSSESSION.

      a. If the Lessor, for any reason whatsoever, cannot deliver possession of the said Premises to the Lessee at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, and the expiration date of the above term shall be correspondingly extended, but in that event, all rent shall be abated during the period between the commencement of said term and the time when Lessor delivers possession. Notwithstanding the above, in the event Lessor is unable to deliver possession of the Premises within ninety (90) days from the commencement date, Lessee shall be granted one (1) day of free rent for every one day of delay in possession starting ninety (90) days from the commencement date, to be granted at the beginning of the term. If Lessor is unable to deliver possession of the premises within one hundred twenty (120) days from Lease Commencement, Lessee may terminate this Lease by giving written notice to Lessor.

      b. In the event that Lessor shall permit Lessee to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date hereinabove provided.

5. HOLDING OVER. Any holding over after the expiration of the said term, with or without the express consent of Lessor, shall be construed as a tenancy from month to month, and shall be on the terms and conditions herein specified, so far as applicable. Such holding over shall not constitute an extension of this Lease. During such holding over, Lessee shall pay rent at 125% of the amount which would apply had the term been extended pursuant to the terms hereunder, and either party shall provide the other with written notice at least one month in advance of the date of termination of such monthly tenancy of his intention to terminate such tenancy.

6. RENT. Lessee agrees to pay to Lessor as rental, without prior notice or demand, the sum of $70,122.40 in advance, on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the term hereof which is for less than one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. Said rental shall be legal tender at the time of payment at the Office of the Building, or to such other person or at such other place as Lessor may from time to time designate in writing.

      a.    RENT ESCALATIONS

            as follows:

             Lease Year             Rate Per R.S.F.               Monthly Rent
             ----------             ---------------               ------------

               Year 1                    $2.30                     $70,122.40
               Year 2                    $2.37                     $72,256.56
               Year 3                    $2.44                     $74,390.72
               Year 4                    $2.51                     $76,524.88
               Year 5                    $2.59                     $78,963.92
               Year 6                    $2.67                     $81,402.96
               Year 7                    $2.75                     $83,842.00
               Year 8                    $2.83                     $86,281.04
               Year 9                    $2.91                     $88,720.08
              Year 10                    $3.00                     $91,464.00

7. SECURITY DEPOSIT. Lessee has deposited with Lessor the sum of $140,244.00. Said sum shall be held by Lessor as security for the faithful performance by Lessee of all the terms, covenants, and conditions of this Lease to be kept and performed by Lessee during the term hereof. If Lessee defaults with respect to any provision of this Lease, including, but not limited to the payment of rent, Lessor may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Lessor may spend or become obligated to spend by reason of Lessee" default, to compensate Lessor for any other loss or damage which Lessor may suffer by reason of Lessee" default. If any portion of said deposit is so used or applied, Lessee shall within five (5) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount and Lessee" failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep this security deposit separate from its general funds, and Lessee shall not be entitled to interest on such deposit. If Lessee shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Lessee (or, at Lessee's initial public offering, Lessor will refund Seventy thousand One Hundred Twenty-two and 00/100 dollars ($70,122.00), (one-half (1/2)( of the security deposit).


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8.    OPERATING EXPENSE ADJUSTMENTS. For the purpose of this Article, the following terms are defined as follows:

Base Year:        The calendar year 2001.

Comparison Year:  Each calendar year of the term after the Base Year.

Direct Expenses:  All direct costs of operation and maintenance, as determined by standard accounting practices, and shall include the following costs by way of illustration, but not be limited to: real property taxes and assessments; insurance premiums; janitorial services; labor; costs incurred in the management of the Building, if any; air-conditioning and heating; elevator maintenance; supplies; materials; equipment; and tools; including maintenance, costs, and upkeep of all parking and common areas. Notwithstanding the above, management fees shall not exceed five percent (5%) of the gross rents. ("Direct Expenses" shall not include depreciation on the Building of which the Premises are a part or equipment therein, loan payments, executive salaries or real estate brokers' commissions.)

      If the Direct Expenses paid or incurred by the Lessor for the Comparison Year on account of the operation or maintenance of the Building of which the Premises are a part are in excess of the Direct Expenses paid or incurred for the Base Year, then the Lessee shall pay (100%) of the increase. Lessor shall endeavor to give to Lessee on or before the first day of March of each year following the respective Comparison Year a statement of the increase in rent payable by Lessee hereunder, but failure by Lessor to give such statement by said date shall not constitute a waiver by Lessor of its rights to require an increase in rent. Upon receipt of the statement of the first Comparison Year, Lessee shall pay in full the total amount of increases due for the first Comparison Year, and in addition for the then current year, the amount of any such increase shall be used as an estimate for said current year and this amount shall be divided into twelve (12) equal monthly installments and Lessee shall pay to Lessor, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next Comparison Year's statement is rendered. If the next or any succeeding Comparison Year results in a greater increase in Direct Expenses, then upon receipt of a statement from Lessor, Lessee shall pay a lump sum equal to such total increase in Direct Expenses over the Base Year, less the total of the monthly installments to be paid for the next year, following said Comparison Year, shall be adjusted to reflect such increase. If in any Comparison Year the Lessee's share of Direct Expenses be less than the preceding year, then upon receipt of Lessor's statement, any overpayment made by Lessee on the monthly installment basis provided above shall be credited towards the next monthly rent falling due and the estimated monthly installments of Direct Expenses to be paid shall be adjusted to reflect such lower Direct Expenses for the most recent Comparison Year.

      Even though the term has expired and Lessee has vacated the Premises, when the final determination is made of Lessee's share of Direct Expenses for the year in which this Lease terminates, Lessee shall immediately pay any increase due over the estimated expenses paid and conversely any overpayment made in the event said expenses decrease shall be immediately rebated by Lessor to Lessee.

      Notwithstanding anything contained in this Article, the rental payable by Lessee shall in no event be less than the rent specified in Article 6 herinabove.

9. USE. Lessee shall use the Premises for general office purposes and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Lessor.

      Lessee shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Lessee shall not allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises. Lessee shall not commit or suffer to be committed any waste in or upon the Premises.

10. COMPLIANCE WITH LAW. Lessee shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Lessee shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Lessee's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Lessee in any action against Lessee in any action against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Lessor and Lessee.

11. ALERATIONS AND ADDITIONS. Lessee shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Lessor first had and obtained and any alterations, additions or improvements to or if said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but expecting movable furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Lessor and shall be surrendered with the Premises. In the event Lessor consents to the making of any alterations, additions or improvements to the Premises by Lessee, the same shall be made by Lessee at Lessee's sole cost and expense; and any contractor or person selected by Lessee to make the same must first be approved of in writing by the Lessor. Upon the expiration or sooner termination of the term hereof, Lessee shall, upon written demand by Lessor, given at least thirty (30) days prior to the end of the term, at Lessee's sole cost and expense, forthwith and with all due diligence remove any alterations, additions or improvements, and Lessee shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the Premises caused by such removal.

12.   REPAIRS.

      a. LESSEE OBLIGATIONS. By taking possession of the Premises, Lessee shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Lessee shall upon the expiration or sooner termination of this Lease hereof surrender the Premises to the Lessor in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Lessee expected. Except as specifically provided in this Lease, Lessor shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Lessor has made no representations to Lessee respecting the condition of the Premises or the Building except as specifically herein set forth.


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      b.    LESSOR OBLIGATIONS: Notwithstanding the provisions of Article 12.a.
hereinabove, Lessor shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating, and electrical systems, installed or furnished by Lessor, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Lessee, its agents, servants, employees or invitees, in which case Lessee shall pay to Lessor the reasonable cost of such maintenance and repairs. Lessor shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Lessor by Lessee. Except as provided in Article 23 hereof, there shall be no abatement of rent and no liability of Lessor by reason of any injury to or interference with Lessee's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Lessee waives the right to make repairs at Lessor's expense under any law, statute or ordinance now or hereafter in effect. Notwithstanding the above, in the event such maintenance and repairs are caused in part by the act, neglect, fault or omissions of any duty by the Lessee, Lessee shall be responsible for that portion attributed to Tenant's acts, neglect, fault or omissions as reasonably determined by Lessor's licensed contractor.

13. LIENS. Lessee shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee. Lessor may require, at Lessor's sole option, that Lessee shall provide to Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2) times any and all estimated cost of any improvements, additions, or alterations in the Premises, to insure Lessor against any liability for mechanics' and materialmen's liens and to insure completion of the work.

14. ASSIGNMENT AND SUBLETTING. Lessee shall not either voluntarily or by operation of law assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invitees of Lessee excepted) to occupy or use the said Premises, or any portion thereof, without the written consent of Lessor first had and obtained, which consent shall not be unreasonably withheld, and a consent to one assignment, subletting, occupation or use by another person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Lessor, constitute a default under this Lease.

15. HOLD HARMLESS. Lessee shall indemnify and hold harmless Lessor against and from any and all claims arising from Lessee's use of Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Lessee in or about the Building, and shall further indemnify and hold harmless Lessor against and from any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or negligence of the Lessee, or any officer, agent, employee, guest or invitee of Lessee, and from all and against all cost, reasonable attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, in any case, should action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor. Lessee as a material part of the consideration to Lessor hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than negligence by Lessor, Lessor's agents or employees, and Lessee hereby waives all claims in respect thereof against Lessor.

      Lessor or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Lessor, its agents, servants or employees. Lessor or its agents shall not be liable for interference with the light or other incorporeal hereditament, loss of business by Lessee. Lessee shall give prompt notice to Lessor in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

16. SUBROGATION. As long as their respective insurers so permit, Lessor and Lessee hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

17. LIABILITY INSURANCE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in an amount not less than $1,000,000 per occurrence. The limit of said insurance shall not, however, limit the liability of the Lessee hereunder. Lessee may carry said insurance under a blanket policy, providing, however, said insurance by Lessee shall have a Lessor's protective liability endorsement attached thereto. If Lessee shall fail to procure and maintain said insurance, Lessor may but shall not be required to, procure and maintain same, but at the expense of Lessee. Insurance required hereunder, shall be in companies rated A+9 or better in "Best's Insurance Guide".

18. EVIDENCE OF INSURANCE. Lessee shall deliver to Lessor prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. No policy shall be cancelable or subject to reduction of coverage except after ten (10) days' prior written notice to Lessor.

19. SERVICES AND UTILITIES. Provided that Lessee is not in default hereunder, Lessor agrees to furnish five (5) days per week of Janitorial Service to the Premises. Lessor shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building of which the Premises are a part. Lessor shall not be liable for, and Lessee shall not be entitled to, any reduction of rental by reason of Lessor's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Lessor. Except where caused by negligence of Lessor, Lessor shall not be liable under any circumstances for a loss of or injury to property, however, occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Whenever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, after written notice to Lessee, Lessor reserves the right to install supplementary air conditioning units in the Premises and the reasonable cost thereof, including the reasonable cost of installation, and the reasonable cost of operation and maintenance thereof shall be paid by Lessee to Lessor upon demand by Lessor.

      LESSEE SHALL BE RESPONSIBLE TO PAY FOR ALL UTILITIES PROVIDED TO THE PREMISES INCLUDING ELECTRICITY, GAS, WATER, AND SEWER CHARGES.


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20.   PROPERTY TAXES. Lessee shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Lessee's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by Lessor, and is the standard of the Building. In the event any or all of the Lessee's leasehold improvements except for Lessee's initial improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Lessee shall pay to Lessor its share of such taxes within ten
(10) days after delivery to Lessee by Lessor of a statement in writing setting forth the amount of such taxes applicable to Lessee's property.

21. RULES AND REGULATIONS. Lessee shall faithfully observe and comply with the rules and regulations that Lessor shall from time to time promulgate. Lessor reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Lessee upon delivery of a copy of them to Lessee.

22. ENTRY BY LESSOR. Lessor or it's authorized agents reserves and shall at any and all times have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Lessor to Lessee hereunder, to submit said Premises to inspection by prospective purchasers or, in the case of prospective Lessees, only during the last nine (9) months of the lease, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Lessor may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Lessee shall not be interfered with unreasonably. Lessee hereby waives any claim for damages or for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Lessor and/or its authorized agents shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Lessee's vaults, safes and files, and Lessor and/or its authorized agents shall have the right to use any and all means which Lessor may deem proper to open said doors in any emergency, in order to obtain entry to the Premises without liability to Lessee except for any failure to exercise due care for Lessee's property. Any entry to the Premises obtained by Lessor and/or its authorized agents by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible entry into, or a detainer of, the Premises, or an eviction of Lessee from the Premises or any portion thereof. Notwithstanding the above, Lessor shall notify Lessee twenty-four (24) hours prior to any entry of the Premises by Lessor, excepting in cases of emergency.

23. RECONSTRUCTION. In the event the Premises or the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage insurance, Lessor agrees to forthwith repair the same; and this Lease shall remain in full force and effect, except that Lessee shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Lessee in the Premises. If the damage is due to the intentional misconduct of Lessee or its employees, there shall be no abatement of rent. Notwithstanding anything to the contrary above, in the event Landlord is unable to collect under its "Loss of Rent" insurance provision, there shall be no abatement of Lessee's rent.

      In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Lessor shall forthwith repair the same, provided the extent of the destruction be less than ten (10%) percent of the then full replacement cost of the Premises or the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than ten (10%) percent of the full replacement cost, then Lessor shall have the option; (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this Article provided; or (2) give notice to Lessee at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Lessee in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Lessee in the Premises, shall be paid up to the time of such termination.

      Notwithstanding anything to the contrary contained in this Article, Lessor shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

      Lessor shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Lessee.

      The Lessee shall not be entitled to any compensation or damages from Lessor for loss of the use of the whole or any part of the premises. Lessee's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

      Notwithstanding the above, in the event of damage to the Premises or the Building, which cannot be repaired within three hundred sixty-five (365) days from the date of such damage, Lessee may terminate this Lease with thirty (30) days written notice.

24. DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Lessee.

      a.    The vacating or abandonment of the Premises by Lessee.

      b. The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Lessor to Lessee.

      c. The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Lessee, other than described in Article 24.b. above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

      d.    The making by Lessee of any general assignment or general

arrangement for the benefit of creditors; or the filing by or against Lessee of a petition to have Lessee adjudged as bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; or the appointment of a trustee or a receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interests in this Lease, where such seizure is not discharged in thirty (30) days.


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25.   REMEDIES IN DEFAULT. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of a right or remedy which Lessor may have by reason of such default or breach:

      a. Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by necessary renovation and alteration of the Premises, reasonable attorney's fees, any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of ten (10%) percent per annum. In the event Lessee shall have abandoned the Premises, Lessor shall have the option of (a) taking possession of the Premises and recovering from Lessee the amount specified in this paragraph, or (b) proceeding under the provisions of the following Article 25.b.

      b. Maintain Lessee's right to possession, in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's right and remedies under this Lease, including the right to recover the rent as it becomes due hereunder, subject, however, to Lessor's obligation at law to mitigate damages.

      c. Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decision of the State in which the Premises are located.

26. EMINENT DOMAIN. If more than twenty-five (25%) percent of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Lessor shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease. However, Lessee shall have the right to separately pursue a claim against such public or quasi-public entity for its costs of relocation and personal property. If either less than or more than twenty-five (25%) percent of the Premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated, Lessor shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided.

27. OFFSET STATEMENT. Lessee shall at any time and from time to time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledge that there are not, to Lessee's knowledge, any incurred defaults on the part of the Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrance of all or any portion of the real property of which the Premises are a part.

28. PARKING. Lessee shall have the exclusive right to use the parking facilities of the Building at no additional cost during the term of this Lease or any extension thereto.

29.   AUTHORITY OF PARTIES.

      a. Corporate Authority. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. Lessee shall deliver to Lessor a Corporate Resolution with a Corporate Seal authorizing this Lease by January 27, 2000.

30.   GENERAL PROVISIONS.

      a. Plats and Riders. Clauses, plats and riders, if any, signed by the Lessor and the Lessee and endorsed on or affixed to this Lease are a part hereof.

      b. Waiver. The waiver by Lessor of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of the Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of the acceptance of such rent.

      c. Notices. All notices and demands, which may or are to be required or permitted to be given by either party to the other hereunder, shall be in writing. All notices and demands by the Lessor to the Lessee shall be sent by United States Mail, postage prepaid, addressed to the lessee at the Premises, or to such other places as Lessee may from time to time designate in a notice to the Lessor. All notices and demands by the Lessee to the lessor shall be sent by United States Mail, postage prepaid, addressed to the Lessor at the Office of the Building, or to such other person or place as the Lessor may from time to time designate in a notice to the Lessee.

      d. Joint Obligation. If there be more than one Lessee the obligations hereunder imposed upon Lessees shall be joint and several.

      e. Marginal Headings. The marginal headings and Article titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

      f. Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

      g. Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

      h. Recordation. Neither Lessor nor Lessee shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

      i. Quiet Possession. Upon lessee paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

      j. Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor or rent or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges, which may be imposed upon Lessor by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or a sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after said amount is due, then Lessee shall pay to Lessor a late charge equal to ten (10%) percent of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Lessor will incur by reason of the late payment by Lessee. Acceptance of such late charges by the Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

      k. Guaranty. As material condition of this Lease and for valuable consideration, Lessee's performance of the conditions embodied in this Lease is hereby guaranteed by the undersigned.

      l. Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

      m. Inability to Perform. This Leas and the obligations of the Lessee hereunder shall not be affected or impaired because the Lessor is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason or strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Lessor.

      n. Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses including the fees or its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

      o. Sale of Premises by Lessor. In the event of any sale of the Building, Lessor shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser to have assumed and agreed to carry out any and all of the covenants and obligations of the Lessor under this lease.

      p. Subordination, Attornment. Upon request of the Lessor, Lessee will in writing subordinate its rights hereunder to the lien of any first mortgage, or first deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the land and Building of which the Premises are a part, and upon any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof.

            In the event any proceedings are brought for foreclosure, or in the event of the exercise of power of sale under any mortgage or deed of trust made by the Lessor covering the Premises, the lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease.

      q. Name. Lessee shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Lessee in the Premises.

      r. Separability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way effect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

      s. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

      t. Choice of Law. This Lease shall be governed by the laws of the State of California.

      u. Signs and Auctions. Lessee shall not place any sign upon the Premises or Building or conduct any auction thereon without Lessor's prior written consent.

31. BROKERS. Lessee warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease excepting only ORION PARTNERS LTD. AND SCHUBERT INVESTMENTS and it knows of no other real estate broker or agents in connection with this Lease.

32.   OPTION TO EXTEND.

      a. General. Lessee has two (2) options to extend the term on all the provisions contained in this lease, except for rent, for a FIVE (5)-year period each (the "Extended Term") following expiration of the initial term by giving notice of exercise of the option ("Option Notice") to Lessor at least nine months and not earlier than twelve (12) months before the expiration of the initial or the first Extended Term; provided that, if Lessee is in default as of the date of giving the option notice, the option notice shall be ineffective, or if Lessee is in default as of the date the extended term is to commence, the extended term shall not commence and this lease shall expire at the end of the initial term.

      b. Rent. The rent for the extended terms shall be the fair market rental value of the Premises as of the date of commencement of the extended term, which fair market rental value shall in no event be less than the rent in effect during the last year of the previous term and shall be determined in accordance with paragraph c, below.

      c.    Determination of Fair Market Rent.

            i. The parties shall endeavor by good faith negotiations to agree upon the fair market rental within thirty (30) days after Landlord's receipt of the Option Notice.

            ii. In the event the Lessor or Lessee cannot agree on the rent within thirty (30) days after Landlord's receipt of the Option Notice, then within 15 days thereafter each party, at its own cost and by giving notice to the other party, shall appoint a real estate broker within at least five (5) years' full time commercial leasing experience in the Marin County Area, to appraise and determine the fair market rental value of the Premises ("fair market rent"). If, in the time provided, only one party shall notice appointment of a broker, the single broker appointed shall determine the fair market rent. If two brokers are appointed by the parties, the two brokers shall independently, and without consultation between them, prepare an appraisal of the fair market rent within 15 days. Each broker shall seal its respective appraisal after completion. After both appraisals are completed, the resulting estimates of the fair market rent shall be opened and compared. If the value of the appraisals differ by no more than ten (10%) of the value of the higher appraisal, then the fair market rent shall be the average of the two appraisals.

            iii. If the values of the appraisals differ by more than ten percent (10%) of the value of the higher appraisal, the two brokers shall designate a third broker meeting the qualifications set forth in subparagraph 32.3.ii, above. If the two brokers have not agreed on a third broker after ten
(10) days, either Lessor or Tenant, by giving ten (10) days' notice to the other party, may apply to the then Presiding Judge of the Superior Court for the country in which the building is located for the selection of a third broker who meets the qualifications set forth in subparagraph 32.c.ii (ii) above. The third broker, however selected, shall be a person who has not previously acted in any capacity for either party. The third broker shall make an appraisal of the fair market rent within ten (10) days after selection and without consultation with the first two brokers. If, however, the low appraisal and/or the high appraisal are/is more than 15% lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If one appraisal is disregarded, the remaining two appraisals shall be added together and their total divided by two, and the resulting quotient shall be the fair market rent. If both the low appraisal and the high appraisal are disregarded as provided in this subparagraph, the middle appraisal shall be the fair market rent.

      d. Delay. If the determination of the rent is delayed beyond the commencement of the extended term, Lessee shall pay rent based on the average of the appraisals received under subparagraphs c (i) and (ii), above, as of the extended term commencement until the first day of the month following the determination of the rent. On the first day of the month following the determination of the rent, there shall be an adjustment made to the rent payment then due for the difference between the amount of rent Lessee has paid to Lessor since the extended term commencement and the amount that Lessee would have paid if the rent as adjusted pursuant to this subparagraph had been in effect as of the extended term commencement.

      e. Costs. Each party shall pay the fees and expenses of their own broker, and 50% of the fees and expenses of the third broker.

      f. Criteria. The brokers shall determine the fair market rent using the "market comparison approach" with the relevant market being that for first class office space in the immediate area where the Building is located. The brokers shall use their best efforts to fairly and reasonably appraise and determine the fair market rental value of the Premises in accordance with the terms of the lease, and shall not act as advocates for either Lessor Tenant.

      g. No Further Extension. Lessee shall have no further option to extend the term of this Lease.



Signed on JANUARY 18, 2000
          -------------------------

at SAN RAFAEL, CALIF.
   --------------------------------


        By: /s/ Richard Bergman
            -----------------------------------
            Richard Bergman


        Its:             LESSOR
            -----------------------------------

        By: /s/ Denis Bergman
            -----------------------------------
            Denis Bergman


        Its:              LESSOR
            -----------------------------------
                         [LESSOR]


Signed on 1/25/00

at [ILLEGIBLE], CALIF.
   --------------------------------

        By: /s/ Christopher Erickson
            -----------------------------------
            Christopher Erickson

        Its: CEO
            -----------------------------------

        By:
            -----------------------------------

        Its:
            -----------------------------------
                        [LESSEE]

                              RULES AND REGULATIONS


1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of Lessor first had and obtained and Lessor shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Lessee.

      All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Lessee by a person approved of by Lessor.

      Lessee shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Lessor may furnish and install a Building standard window covering at all exterior windows. Lessee shall not without prior written consent of Lessor cause or otherwise sunscreen any window.

2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the Lessees or used by them for any purpose other than for ingress and egress from their respective Premises.

3. Lessee shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises.

4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees or invitees shall have caused it.

5. Lessee shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

6. Lessor shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Lessor, stand on supports of such thickness as is necessary to properly distribute the weight. lessor will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of the Lessee.

7. Lessee shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Lessor or other occupants of the Building by reason of noise, odors, electromagnetic radiation, and/or vibrations, or interfere in any way with other Lessees or those having business therein, nor shall any animals, excepting registered service animals, or birds be brought in or kept in or about the Premises or the Building.

8. No cooking appliances shall be used or permitted by any Lessee on the Premises, excepting only coffee makers and microwave ovens, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purpose.

9. Lessee shall not use or keep in the Premises of the Building any kerosene, gasoline, or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Lessor.

10. Lessor will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the Lessor. The location of telephones, call boxes and other office equipment affixed to the premises shall be subject to the approval of Lessor.

11. The Lessor shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Lessor reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the Lessees and protection of property in the Building and the Building.

12. Lessor reserves the right to exclude or expel from the Building any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

13. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises other than for the use by Lessee's employees, without the written consent of the Lessor.

14. Lessor shall have the right, exercisable without notice and without liability to Lessee, to change the name and street address of the Building of which the Premises are a part.

15. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.

                                   ADDENDUM 1

        To Lease by and Between Richard M. and Denise Bergmann ("LESSOR")
                         and Brightware, Inc. ("LESSEE")
                 for 1401 Los Gamos Road, San Rafael, California
--------------------------------------------------------------------------------

1. SIGNAGE. Lessee shall be allowed top of building illuminated exterior signage facing Interstate 101, at no additional rent, subject to all required governmental approvals. Cost of exterior signage shall be at Lessee's sole expense.

2. RENTAL CONCESSION. The first (1st) month of the Lease Term shall be rent-free excepting utilities which shall be paid by the Lessee.

3. TENANT IMPROVEMENTS. Lessor will provide a Tenant Improvement allowance of $6.00 per square foot ($182,928). At Lessor's Option Landlord will provide an additional improvement allowance not to exceed $9.00 per square foot. The Tenant Improvement allowance ("Additional Improvements") shall not include any costs of procuring or installing in the Premises any trade fixtures, equipment, furniture, furnishings, telephone equipment, wiring or cabling or other personal property to be used in the Premises by Lessee. Lessor shall provide fifty percent (50%) of the allowance upon 50% completion of the work and fifty percent (50%) upon completion of the work in accordance with the approved plan, and all required governmental approvals including certificate of occupancy and monthly, amortized at ten percent (10%) over the term of the initial lease (ten years). All improvements to be completed by Lessee with Lessor's prior approval of plans and contractor. See Construction Rules, Exhibit A attached.

      Lessee shall provide a letter of credit in the amount of the additional improvements, which shall decline annually by one-tenth of the amount per year.

4. WARRANT. A warrant will be granted to Richard and Denise Bergmann for 22,000 shares of common stock of Brightware, Inc., at $1.75 per share. The Warrants shall be exercised for a period of two (2) years from the date of the fully executed Lease for the Premises.

5. BUILDING HOURS/ACCESS. Lessee shall have access and use of the Premises twenty-four (24) hours per day, three hundred sixty-five (365) days per year.

6. SATELLITE DISH. Lessee shall have the right at Lessee's cost to install a satellite dish on the roof, at no additional rent, in a location mutually acceptable to both Lessee and Lessor. Installation shall be in a professional manner. Lessee shall obtain any governmental approvals required for the installation of such dish. Lessee shall pay for any repairs required from installation or removal of the satellite dish.

7. NON-DISTURBANCE. Lessor shall provide a non-disturbance agreement for Lessee's lease hold interest in the property in a form acceptable to Lessor's lender. Lessee shall pay for any reasonable costs associated with Lessor providing the non-disturbance agreement.



LESSOR:  RICHARD M. AND DENISE BERGMANN


/s/ Richard Bergmann                                    Date:   1/18/2000
-------------------------------                               -------------
Richard Bergmann


/s/ Denise Bergmann                                     Date:   1/27/2000
-------------------------------                               -------------
Denise Bergmann


LESSEE:  BRIGHTWARE INC., A DELAWARE CORPORATION


/s/ Christopher Erickson                                Date:   1/25/00
-------------------------------                               -------------
By:
Its:CEO

                                                        Date:
-------------------------------                               -------------
By:
Its:

                                    EXHIBIT A
                               Construction Rules

      These Construction Rules are attached and made a part of that certain 1401 Los Gamos Lease dated January 6, 2000 by and between Richard and Denise Bergman as ("Lessor") and BRIGHTWARE, INC. as ("Lessee").

1. WORK. Under the Lease, Lessee has agreed to accept the Premises "AS IS", without any obligation for the performance of-improvements or other work by Lessor and Lessee desires to perform certain improvements within the Premises ("Lessee's Work"). All of Lessee's Work shall be in accordance with the provisions of these Construction Rules, and to the extent not expressly inconsistent herewith, in accordance with the provisions of the' Lease. Lessee shall also comply and shall cause its contractors to comply with the Building's construction rules and. regulations attached hereto.

2. COST OF LESSEE'S WORK. Except as provided in the Lease, Lessee shall pay all costs associated with Lessee's Work, including without limitation, all permits, inspection fees, fees of space planners, architects, engineers, and contractors, fees for utility connections, the cost of all labor and materials, bonds, insurance, and any structural or mechanical work, additional HVAC equipment or relocation of any existing sprinkler heads, either within or outside the Premises required as a result of the layout design, or construction of Lessee's Work.

3. IMPROVEMENT ALLOWANCE. The Lessee Improvement Allowance of $182,928.00 ($6.00 per square foot) and additional improvements of up to $274,392.00 ($9.00 per square foot) shall be funded by Lessor in two installments. The first installment may be requested after Lessee! s Work is at least 50% completed and Lessee may request up to 50% of the Lessee Improvement Allowance, and/or Additional Improvement allowance at such time. The Second installment of the Lessee Improvement Allowance, and/or Additional Improvement allowance shall be funded after Lessee's Work has been completed in accordance with the "Final Plans" approved by Lessor in writing in accordance with the provisions hereof, and Lessee has submitted all invoices, lien waivers, affidavits Of payments, and such other evidence as Lessor may reasonably require to evidence that the cost of Lessee's Work has been paid for and that no mechanic's, materialmen's or other such liens have been or may be filed against the Property or the Premises arising out of the design or performance of Lessee's Work. Lessor agrees- to disburse each installment of the Lessee Improvement Allowance, and/or Additional Improvement allowance due to Lessee hereunder within thirty (30) days following the date all required backup material has be submitted as referenced herein.

4. CHANGE ORDERS. No changes, modifications, alterations, or additions to the approved Space Plan or Lessee's Working Drawings may be made without the prior written consent of the Lessor after written r request therefor by Lessee, which consent shall not be unreasonably withheld or delayed. In the event that the Premises are not constructed substantially in accordance with the Final Plans, then Lessee must promptly perform the work necessary for the Premises to reasonably comply in all respects with the Final Plans; in such case, the Rent shall nevertheless accrue and be payable as otherwise provided in the Lease. In no event may Lessee occupy any portion of the Premises unless all necessary governmental approvals have been obtained such that the Premises may be used and occupied for business purposes.

5.    COMPLIANCE. Lessee's Work shall comply in all respects with the following:
      (a) the Bu . Code of the City of San Rafael, State and County laws, codes, ordinances, and regulations, as each may apply according to the! rulings of the controlling public official, agent or other such person, (b) applicable standards of the National Board of Fire Underwriters and National Electrical Code, and (c) building material manufacturer's specifications.

6. GUARANTEES. Each contractor, subcontractor and supplier participating in Lessee's Work shall guarantee that the portion thereof for which he is responsible shall. be free from any defects in Lessee's Workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Every such contractor, subcontractor, and supplier shall be responsible for the replacement or repair, without additional charge, of all Lessee's Work done or furnished in accordance with its contract which shall become defective within one (1) year after completion thereof' The correction of such Lessee's Work shall include, without additional charge, all additional expenses and damages in connection with such removal or replacement of all or any part of Lessee's Work, and/or the Property and/or common areas, or Lessee's Work which may be damaged or disturbed thereby. All such warranties or guarantees shall inure to the benefit of both Lessor and Lessee, as their respective interest may appear, and can be directly enforced by either. Lessee covenants to give Lessor any assignment or other assurances necessary to effect such right of direct enforcement. Copies of all contracts and subcontracts shall be furnished to Lessor promptly after the same are entered.

7.    PERFORMANCE.

      a. Lessee's Work shall be performed in a thoroughly safe, first-class and workmanlike manner in conformity with the Final Plans, and shall be in good and usable condition at the date of completion.

      b. Lessee shall be required to obtain and pay for all necessary permits and/or fees with respect to Lessee's Work, and the same shall be shown to Lessor prior to commencement of Lessee's Work, if requested.

      c. Lessor's acceptance of Lessee's Work as being complete in accordance with the Final Plans shall be subject to Lessor's inspection and written approval, with such approval not unreasonably withheld or delayed.

      d. Lessee shall, at its cost mid expense, obtain any governmentally required certificate of occupancy.

      e. Copies of "as built" drawings shall be provided to Lessor no later than thirty (30) days after completion of Lessee's Work.

      f Lessor's approvals of Lessee's plans and specifications, and Lessor's recommendations or approvals concerning contractors, subcontractors,. space. planners, engineers, or architects, shall not be deemed a warranty as to the quality or adequacy of Lessee's Work, or the design thereof, or its compliance with Laws, codes and other legal requirements.

      g. Lessor shall not be responsible for any disturbance or deficiency created in the air conditioning or other mechanical, electrical or structural facilities within the Property or Premises as a result of Lessee's Work. If such disturbances or deficiencies result from Lessee's Work, Lessee shall correct the same and restore the services to Lessor's reasonable satisfaction within a reasonable time.

8. REPAIR OF DAMAGE; INDEMNITY. Lessee shall be responsible to repair and restore at its sole cost and expense, any damage to any portions of the Building or the Property arising out of the conduct of Lessee's Work, including, without limitation, any damage caused by Lessee's agents, employees or contractors. Lessee shall indemnify and hold harmless Lessor (and Lessor's principals, partners, agents, trustees, beneficiaries, officers, employees and affiliates) from and against any claims, demands, losses, damages, injuries, liabilities, expenses, judgements, liens, encumbrances, orders, and awards, together with attorney's fees and litigation expenses arising out of or in connection with Lessee's Work, or Lessee's failure to comply with the provisions hereof, or any failure by Lessee's contractors, subcontractors or their employees to comply with the provisions hereof, except to the extent caused by Lessor, Lessor's agents or employees intentional or negligent acts.


LESSOR: RICHARD M. AND DENISE BERGMANN


/s/ Richard Bergmann                                 Date:      1/28/2000
--------------------------------------------               ---------------------
Richard M. Bergmann


/s/ Denise Bergmann                                  Date:      1/27/2000
--------------------------------------------               ---------------------
Denise Bergmann



LESSEE: BRIGHTWARE INC., A DELAWARE CORPORATION


/s/ Christopher Erickson                             Date:      1/25/00
------------------------------------                       ---------------------
By:
Its:  CEO


                                                     Date:
--------------------------------------------              ----------------------
By:
Its:

                              ARBITRATION ADDENDUM

To Agreement dated JANUARY 6, 2000, between RICHARD M. and DENISE BERGMANN ("LESSOR") and BRIGHTWARE, INC. ("LESSEE") concerning property commonly known as 1401 Los GAMOS ROAD, SAN RAFAEL, CALIFORNIA

This Addendum supersedes any provisions regarding arbitration contained in the above reference Agreement.

ARBITATION OF DISPUTES. Any dispute or claim in law or equity arising out of this contract will be decided by neutral binding arbitration in accordance with the California Arbitration Act, (C.C.P. ss. 1280 et seq.), and not by court action except as provided by California law for judicial review of arbitration proceedings. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The parties will have the right to discovery in accordance with Code of Civil Procedures ss. 1283.05.
The parties agree that the following procedure will govern the making of the award by the arbitrator:

      (a) A Tentative Award will be made by the arbitrator within 30 days following submission of the matter to the arbitrator.

      (b) The Tentative Award will explain the factual and legal basis for the arbitrators decision as to each of the principal controverted issues. (c) The Tentative Award will be in writing unless the parties agree otherwise; provided, however, that if the hearing is concluded within one (1) day, the Tentative Award may be made orally at the hearing in the presence of the parties.

      (d) Within ten (10) days after the Tentative Award has been served or announced, any party may serve objections to the Tentative Award. Upon objections being timely served, the arbitrator may call for additional evidence, oral or written argument, or both. If no objections are filed, the Tentative Award will become final without further action by the parties or arbitrator.

      (e) Within thirty (30) days after the filing of objections, the arbitrator will either make the Tentative Award final or modify or correct the Tentative Award, which will then become final as modified or corrected.

      The provisions of C.C.P. ss. 128.5 authorizing the imposition of sanctions as a result of bad faith or tactics will apply to the arbitration proceedings. A prevailing p arty will also be entitled to an action for malicious prosecution if the elements of such cause of action are met.

      The following matters are excluded from arbitration: (a) a judicial or non-judicial foreclosure or other action or proceeding to enforce a deed of trust, mortgage, or real property sales contract as defined in Civil Code ss. 2985; (b) an unlawful detainer action; (c) the filing or enforcement of a mechanic's lien; (d) any matter which is within the jurisdiction of a probate court, or small claims court; or (e) an action for bodily injury or wrongful death, or for latent or patent defects to which Code of Civil Procedure ss.
337.1 or ss. 337.16 applies. The filing of a judicial action to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies, will not constitute a waiver of the right to arbitrage under this provision.

      NOTICE: BY SIGNING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVICED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN COURT OR JURY TRIAL. BY SIGNING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY OR JURY TRIAL. BY SIGNING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY OR APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

      WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.


/s/ Richard Bergmann                                      Date:   1/18/2000
---------------------------------                               ----------------
Richard Bergmann


/s/ Christopher Erickson                                  Date:   1/25/2000
---------------------------------                               ----------------
Christopher Erickson


/s/ Denise Bergmann                                       Date:   1/27/2000
---------------------------------                               ----------------
Denise Bergmann


Caution: The copyright laws of the United States forbid the unauthorized reproduction of this form by any means including scanning or computerized formats.

[ORION LOGO]


                   DISCLOSURE ADDENDUM FOR PROPOSALS To LEASE
                              AND LEASE AGREEMENTS


PREMISES: 1401 LOS GAMOS ROAD, SAN RAFAEL, CALIFORNIA

AGENCY: The following real estate brokers and brokerage relationships exist in this transaction and are consented to by the parties:

        ORION PARTNERS LTD. (check the box that applies) [X] represents the Lessor exclusively; [ ]represents the Lessee exclusively; [ ]represents both Lessor and Lessee in the capacity of a dual agent.

        SHUBERT INVESTMENTS (check the box that applies)[ ]represents the Lessor exclusively; [ ]represents the Lessee exclusively.

THE AMERICANS WITH DISABILITIES ACT: Lessors and Lessee of real property may be subject to the requirements of the Americans with Disabilities Act ("ADA"). Among other things, this act is intended to make many business establishments equally accessible to persons with a variety of disabilities. Under US Law, remodeling and other modifications to real property may be required. State and local laws may also mandate changes. Orion Partners Ltd., Schubert Investments and its agents are not qualified to advise you as to what, if any, changes may be required to the Premises or building, mow or in the future, and the costs associated therewith. Lessors and Lessees should consult legal counsel and design professionals of their choice for information regarding these matters. Lessee is responsible for conducting its own independent investigation of these issues.

HAZARDOUS MATERIALS. Various materials utilized in the construction of improvements to property may contain materials that have been or may in the future be determined to be toxic, hazardous, or undesirable. These materials may need to be specially handled or removed from the property. For example, some electrical transformers and other electrical components can contain PCBS. Asbestos has been used in a wide variety of building components such as fireproofing, air duct insulation, acoustical tiles, spray-on acoustical materials, linoleum, floor tiles, and plaster. Due to current or prior uses, the property or improvements may contain materials such as metals, minerals, chemicals, hydrocarbons, biological or radioactive materials, and other substances which are considered, or in the future may be determined to be, toxic wastes, hazardous materials, or undesirable substances. Such substances may be in aboveground and below-ground containers on the property or may be present on or in soils, water, building components, or other portions of the property in areas that may not be accessible or noticeable.

Current and future federal, state, and local laws and regulations may require the clean-up of such toxic, hazardous, or undesirable: materials at the expense of those persons who in the post, present, or future have had any interest in property including, but not limited to, current past and future owners and users of the property. The parties are advised to consult with independent legal counsel of their choice to determine the potential liability with respect to toxic, hazardous, or undesirable materials. The parties should also consult with such legal counsel to determine what provisions regarding toxic, hazardous, or undesirable materials they may wish to include in purchase and sale agreements, leases, options, and other legal documentation related to transactions they contemplate entering into with respect to the property.

The real estate salespersons and brokers in this transaction have no expertise with respect to toxic wastes, hazardous materials, or undesirable substances. Proper inspections of the property by qualified experts are an absolute necessity to determine whether or not there are any current or potential toxic wastes, hazardous materials, or undesirable substances in or on the property.

The real estate salespersons and brokers in this transaction have not made, nor will make, any representations, either expressed or implied, regarding the existence or nonexistence of toxic wastes, hazardous materials, or undesirable substances in or on the property. Problems involving toxic wastes, hazardous materials, or undesirable substances can be extremely costly to correct. It is the responsibility of the parties to retain qualified experts to deal with the detection and correction of such matters.

The parties are directed to seek further information concerning any and all future correctional measures, if any, from appropriate governmental agencies.

Disclosure Addendum
1401 Los Gamos Road
San Rafael California
Page 2 of 2

To the best of Lessor's knowledge, Lessor has attached to this Disclosure copies of all existing surveys and reports known to Lessor regarding asbestos and other hazardous materials including underground tanks and undesirable substances related to the property. Lessors are required under California Health and Safety Code Section 25915 et seq. To disclose reports and surveys regarding asbestos to certain persons, including their employees, contractors, co-owners, purchasers and tenants. Lessees have similar disclosure obligations. Lessors and Lessees have additional hazardous materials disclosure responsibilities to each other under California Health and Safety Code Section 25359.7 and other California laws. Consult your attorney regarding this matter.

FLOOD DISCLOSURE. If the premises is located in a Federally Designated Flood Zone the real and personal property of Lessee situated on or in the Premises is not protected by the hazard insurance policy for the property carried by Lessor. Lessee is responsible for investigating the Flood Zone status of the Premises and obtaining insurance to cover, Lessee's property if it so desires

ZONING/USE . Prior to executing a lease, Lessee is responsible for determining that the zoning applicable to the property and Premises allows Lessee to use the property for its intended use of business, and that all building codes, parking requirements, and other governmental requirements, improvements required, and permits necessary have been met or are available to Lessee. Orion Partners Ltd., and Schubert Investments have made no representations, except in writing, if any, concerning die zoning and allowable use of the Premises and any requirements that may be imposed upon Lessee by any governmental agency. If Lessee's use of the Premises requires a Use Permit or other permits from a governmental authority it could take. several months to obtain same, and Lessee may still be responsible for the payment of rent and other charges whether or not such permits are ultimately obtained.

MEASUREMENT OF THE PREMISES. Determination of the square footage or size of the Premises is not an exact science. Lessors and Lessees and their respective representatives may use different standards and conventions in measuring the Premises. Lessee is responsible for measuring the Premises and satisfying itself prior to execution of the lease that the size of the premises is acceptable to Lessee for the amount of rent it has bargained for. Orion Partners Ltd. and Schubert Investments do not guarantee the measurements or size represented in its advertising brochures, drawings or marketing flyers.

UTILITIES. Prior to execution of a lease, Lessee should satisfy itself that the Premises contains the necessary utility services and capacities necessary for Lessee to operate its business at the Premises.

ALQUIST-PRIOLO SPECIAL EARTHQUAKE FAULT ZONING ACT The property and Premises described above (check which box applies) [ ] is; [ ] is not; [ ] may or may not be situated in an Earthquake Fault Zone as designated under the Alquist-Priolo Earthquake Fault Zoning Act, Sections 2621-2630 inclusive, of the California Public Resources Code; and, as such the construction of development on the property of any structure for human occupancy may. be subject to the findings of a geologic report prepared by a geologist registered with the State of California, unless such report. is waived by the city or county under the terms of that Act. No representations on this subject are made by Schubert Investments, or Orion Partners Ltd. or its agents or employees and the Lessee is advised to make its own inquiry into this situation prior to entering into a lease agreement.

The undersigned acknowledge that they have read and understand this disclosure and have received a copy.


LESSOR                                          LESSEE
RICHARD M. AND DENISE BERGMANN                  BRIGHTWARE, INC.


/s/ Richard Bergmann                            /s/ Christopher Erickson
--------------------------------                --------------------------------
Richard M. Bergmann                             By:
                                                Its: CEO


/s/ Denise Bergmann
--------------------------------                --------------------------------
Denise Bergmann                                 By:
                                                Its:


Date:     1/27/2000                             Date:
--------------------------------                --------------------------------